                                                                    Exhibit 24.2
                                POWER OF ATTORNEY
                          FOR OFFICERS AND DIRECTORS OF
                          BUTLER MANUFACTURING COMPANY
                         FOR S-3 REGISTRATION STATEMENT

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard O. Ballentine, John J Holland and John Huey, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 under the Securities Act of 1933 for the sale of up to 225,000 shares of the Common Stock of Butler Manufacturing Company by the former stockholders of Modu-Line Windows, Inc. (the "Registration Statement") and any and all amendments (including post effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Date:   June 17, 1997
                                                    s/ Harold G. Bernthal
                                        Signature:________________________
                                        Name: Harold G. Bernthal

                                POWER OF ATTORNEY
                          FOR OFFICERS AND DIRECTORS OF
                          BUTLER MANUFACTURING COMPANY
                         FOR S-3 REGISTRATION STATEMENT

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard O. Ballentine, John J Holland and John Huey, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 under the Securities Act of 1933 for the sale of up to 225,000 shares of the Common Stock of Butler Manufacturing Company by the former stockholders of Modu-Line Windows, Inc. (the "Registration Statement") and any and all amendments (including post effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Date:   June 17, 1997
                                                      s/Robert E. Cook
                                         Signature:________________________
                                         Name: Robert E. Cook

                               POWER OF ATTORNEY
                         FOR OFFICERS AND DIRECTORS OF
                          BUTLER MANUFACTURING COMPANY
                         FOR S-3 REGISTRATION STATEMENT

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard O. Ballentine, John J Holland and John Huey, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 under the Securities Act of 1933 for the sale of up to 225,000 shares of the Common Stock of Butler Manufacturing Company by the former stockholders of Modu-Line Windows, Inc. (the "Registration Statement") and any and all amendments (including post effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Date:   June 17, 1997
                                                      s/Alan M. Hallene
                                          Signature:________________________
                                          Name: Alan M. Hallene

                                POWER OF ATTORNEY
                          FOR OFFICERS AND DIRECTORS OF
                          BUTLER MANUFACTURING COMPANY
                         FOR S-3 REGISTRATION STATEMENT

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard O. Ballentine, John J Holland and John Huey, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 under the Securities Act of 1933 for the sale of up to 225,000 shares of the Common Stock of Butler Manufacturing Company by the former stockholders of Modu-Line Windows, Inc. (the "Registration Statement") and any and all amendments (including post effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Date:   June 17, 1997
                                                   s/C.L. William Haw
                                       Signature:________________________
                                       Name: C.L. William Haw

                                POWER OF ATTORNEY
                          FOR OFFICERS AND DIRECTORS OF
                          BUTLER MANUFACTURING COMPANY
                         FOR S-3 REGISTRATION STATEMENT

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard O. Ballentine, John J Holland and John Huey, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 under the Securities Act of 1933 for the sale of up to 225,000 shares of the Common Stock of Butler Manufacturing Company by the former stockholders of Modu-Line Windows, Inc. (the "Registration Statement") and any and all amendments (including post effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Date:   June 17, 1997
                                                    s/Robert J. Novello
                                       Signature:________________________
                                       Name: Robert J. Novello

                                POWER OF ATTORNEY
                          FOR OFFICERS AND DIRECTORS OF
                          BUTLER MANUFACTURING COMPANY
                         FOR S-3 REGISTRATION STATEMENT

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard O. Ballentine, John J Holland and John Huey, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 under the Securities Act of 1933 for the sale of up to 225,000 shares of the Common Stock of Butler Manufacturing Company by the former stockholders of Modu-Line Windows, Inc. (the "Registration Statement") and any and all amendments (including post effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Date:   June 17, 1997
                                                   s/George E. Powell, Jr.
                                       Signature:________________________
                                       Name: George E. Powell, Jr.

                                POWER OF ATTORNEY
                          FOR OFFICERS AND DIRECTORS OF
                          BUTLER MANUFACTURING COMPANY
                         FOR S-3 REGISTRATION STATEMENT

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard O. Ballentine, John J Holland and John Huey, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 under the Securities Act of 1933 for the sale of up to 225,000 shares of the Common Stock of Butler Manufacturing Company by the former stockholders of Modu-Line Windows, Inc. (the "Registration Statement") and any and all amendments (including post effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Date:   June 17, 1997
                                                    s/Robert J. Reintjes, Sr.
                                        Signature:________________________
                                        Name: Robert J. Reintjes, Sr.

                                POWER OF ATTORNEY
                          FOR OFFICERS AND DIRECTORS OF
                          BUTLER MANUFACTURING COMPANY
                         FOR S-3 REGISTRATION STATEMENT

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard O. Ballentine, John J Holland and John Huey, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 under the Securities Act of 1933 for the sale of up to 225,000 shares of the Common Stock of Butler Manufacturing Company by the former stockholders of Modu-Line Windows, Inc. (the "Registration Statement") and any and all amendments (including post effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Date:   June 17, 1997
                                                     s/Judith A. Rogala
                                        Signature:________________________
                                        Name: Judith A. Rogala

                                POWER OF ATTORNEY
                          FOR OFFICERS AND DIRECTORS OF
                          BUTLER MANUFACTURING COMPANY
                         FOR S-3 REGISTRATION STATEMENT

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard O. Ballentine, John J Holland and John Huey, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 under the Securities Act of 1933 for the sale of up to 225,000 shares of the Common Stock of Butler Manufacturing Company by the former stockholders of Modu-Line Windows, Inc. (the "Registration Statement") and any and all amendments (including post effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Date:   June 17, 1997
                                                s/Donald H. Pratt
                                     Signature:________________________
                                        Name: Donald H. Pratt

                                POWER OF ATTORNEY
                          FOR OFFICERS AND DIRECTORS OF
                          BUTLER MANUFACTURING COMPANY
                         FOR S-3 REGISTRATION STATEMENT

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard O. Ballentine, John J Holland and John Huey, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 under the Securities Act of 1933 for the sale of up to 225,000 shares of the Common Stock of Butler Manufacturing Company by the former stockholders of Modu-Line Windows, Inc. (the "Registration Statement") and any and all amendments (including post effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Date:   June 17, 1997
                                                     s/Robert H. West
                                        Signature:________________________
                                        Name: Robert H. West